UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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TECHNOLOGY SOLUTIONS COMPANY

(Name of Registrant as Specified in Its Charter)

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Technology Solutions Company
Notice of Annual Meeting
and
Proxy Statement
2007 Annual Meeting of Stockholders

     55 East Monroe Street Suite 2600

Chicago, Illinois 60603
Dear Stockholder:
You are cordially invited to the 2007 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the offices of Makovsky & Company, Inc., located at 575 Lexington Avenue, 15th Floor, New York, NY 10022 on May 10, 2007, starting at 8:15 a.m., New York time.
The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted, whether or not you attend the meeting.
We hope that you can attend the 2007 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.
Sincerely,
/s/ Milton G. Silva-Craig
President and Chief Executive Officer
April 11, 2007

TECHNOLOGY SOLUTIONS COMPANY
NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 10, 2007
To Our Stockholders
The 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Technology Solutions Company (the “Company”) will be held at the offices of Makovsky & Company, Inc., located at 575 Lexington Avenue, 15th Floor, New York, NY 10022 on May 10, 2007 at 8:15 a.m., New York time, for the following purposes:
1.	To elect six directors, each to serve for a one-year term;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
Only stockholders of record at the close of business on March 19, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of those stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive offices of the Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, for a period of ten days prior to the Annual Meeting.
Your attention is directed to the accompanying Proxy Statement. Whether or not you plan to attend the Annual Meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed, post-paid envelope. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and vote your shares personally.
By order of the Board of Directors,
/s/ Philip J. Downey
Corporate Secretary
April 11, 2007

TECHNOLOGY SOLUTIONS COMPANY
55 East Monroe Street, Suite 2600
Chicago, Illinois 60603
PROXY STATEMENT
Annual Meeting of Stockholders
May 10, 2007
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Technology Solutions Company (the “Company”) for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the offices of Makovsky & Company, Inc. located at 575 Lexington Avenue, 15th Floor, New York, NY 10022, on May 10, 2007, at 8:15 a.m., New York time.
Each holder of record of a share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on March 19, 2007 (the “Record Date”), is entitled to notice of, and to vote at the Annual Meeting or any adjournment thereof and will have one vote on each matter considered for each share held on the Record Date. A majority of the shares entitled to vote will constitute a quorum. On the Record Date there were 2,540,291 shares of Common Stock outstanding.
If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board of Directors for those items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting or any adjournment thereof. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.
You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person.
The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional materials which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding those materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, Directors or employees of the Company who will receive no additional compensation therefor. The Company may also employ a professional proxy solicitation service and if so will pay all costs of that solicitor. This Proxy Statement and the related proxy card are first being sent or given to stockholders on or about April 11, 2007.

ELECTION OF DIRECTORS
As of the date of this Proxy Statement, the Board of Directors consists of seven persons, each with a term of office ending at the 2007 Annual Meeting. However, on March 22, 2007, the Board of Directors resolved that, effective on the date of the Company’s 2007 Annual Meeting, the number of Directors of the Company will be fixed at six. Accordingly, the Board of Directors has nominated Ms. Kruger, Ms. DCamp and Messrs. Caldiero, Dill, Silva-Craig and Zoph for election as Directors to serve until the Annual Meeting of Stockholders held in 2008 or until his or her successor has been elected and qualified.
Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. A vote withheld will not count as a vote either for or against the nominee. Since the election of Directors is a discretionary item, there will not be any broker non-votes even without voting instructions from the beneficial owner. The nominees receiving the highest number of votes cast will be elected. If any of the nominees are unable or decline to serve as a Director at the time of the Annual Meeting, the proxies will be voted for another nominee who will be designated by the Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unable or will decline to serve as a Director. If additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.
NOMINEES FOR DIRECTOR
Each of the following nominees shall serve until the 2008 Annual Meeting:
Raymond P. Caldiero, age 67, has been a Director of the Company since January 1998. He has served as Chairman of The Sequoia Group, Inc., a business consulting firm, since December 2002, and Chairman of Aerospace Technologies Group, Inc., an aviation industry company, since November 2003. From 1990 until 2002, he served as Chairman, President and Chief Executive Officer of CII Inc., a business consulting firm. Mr. Caldiero was employed with Marriott Corporation for over 18 years with his final position being Senior Vice President and Assistant to the Chairman in December 1989. He is currently a member of the Board of Trustees of the Autry Museum in Los Angeles, California, a Trustee of the Princess Grace Foundation — U.S.A and on the Board of Governors of the U.S.O.
Kathryn A. DCamp, age 51, has been a Director of the Company since February 2007. Ms. DCamp is standing for election by the stockholders at the 2007 Annual Meeting after being appointed to the Board of Directors by the Board to fill a vacancy created on the Board by the resignation of John R. Purcell, whose term was scheduled to expire at the 2007 Annual Meeting. In connection with the resignation of Mr. Purcell, the full Board initiated the review of this candidate, reviewed her qualifications and unanimously approved her appointment as a Director. Ms. DCamp has been Senior Executive Advisor to Cisco Systems, Inc. since May 2006. Previously, Ms. DCamp served as Cisco’s Senior Vice President, Human Resources from June 2001 to May 2006, having joined Cisco as Global Compensation Leader in May of 2000. From 1994 until May 2000, Ms. DCamp was Global Leader, Compensation & Executive Programs for GE Capital Corporation.

Carl F. Dill, Jr., age 61, has been Chairman of the Board of the Company since December 2005. He served as Acting Chief Executive Officer of the Company from December 2005 until December 2006. He served as Lead Director of the Company from May 2005 until December 2005. He has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.
Paula Kruger, age 56, has been a Director of the Company since January 2005. Since September 2003, she has served as Executive Vice President for Mass Markets at Qwest Communications International Inc. From December 2001 until September 2003, Ms. Kruger was President of Customer Relationship Management at Electronic Data Systems Corp. (EDS). Ms. Kruger served from September 2000 until May 2001 as a Principal in the technology practice of Heidrick & Struggles. From December 1999 to September 2000, Ms. Kruger served as a Principal at Taylor Winfield in Dallas, Texas. Prior to this time, Ms. Kruger amassed more than 20 years of operating experience in large and medium-sized businesses, including Cablevision, Excel Communications, American Express and Citibank.
Milton G. Silva-Craig, age 39, has been a Director of the Company, as well as the Company’s President and Chief Executive Officer, since December 2006. Prior to joining the Company, Mr. Silva-Craig served as President from June 2004 to March 2006 and Chief Operating Officer from March 2001 to March 2006 of Emageon, Inc., a leading provider of multi-specialty tools for physicians and healthcare professionals. Prior to joining Emageon, Mr. Silva-Craig served at General Electric from 1993 to 2001, running business units in e-Commerce, ASP hosting and digital imaging.
Timothy R. Zoph, age 51, has been a Director of the Company since March 2007. Mr. Zoph is standing for election by the stockholders at the 2007 Annual Meeting after being appointed to the Board of Directors by the Board to fill a vacancy created when the Board of Directors voted to expand from six Directors to seven. In anticipation of the expansion of its size, the full Board initiated the review of this candidate, reviewed his qualifications and unanimously approved his appointment as a Director. He has served as Vice President and Chief Information Officer of Northwestern Memorial Hospital in Chicago, Illinois since December 1993. From 1984 to 1993, Mr. Zoph served as Chief Information Officer at Froedtert Memorial Lutheran Hospital.
The Board of Directors unanimously recommends that the Company’s stockholders vote FOR election of the nominees listed above.

BOARD OF DIRECTORS
Independence
Under Nasdaq Global Market® rules, an “independent director” of a company means a person (other than an officer or employee of the company or its subsidiaries) who, in the opinion of the company’s board of directors, does not have a relationship with the company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Board has determined that, with the exception of the Company’s President and Chief Executive Officer, Mr. Silva-Craig, and the Company’s Chairman and former Acting Chief Executive Officer, Mr. Dill, each of its directors is an independent director under the Nasdaq Global Market® rules. Independent directors, therefore, represent a majority of the Board.
The Company’s independent directors meet in executive session at least twice each year and may meet more frequently as they determine necessary. Mr. Purcell served as Chairman of each meeting of independent directors until his resignation from the Board of Directors in February 2007. Going forward, Ms. Kruger will serve as Chairperson of each meeting of independent directors.
Communication with the Board
Stockholders who wish to communicate with the Board should address their communications to the Company’s Corporate Secretary, Philip J. Downey, at Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603. He will review each such communication and forward it to the appropriate Board member or members as he deems appropriate.
Board Nomination Policy
The Board does not have a separate nominating committee. The Governance Committee of the Board, which met two times in 2006 and currently is comprised of three of the Company’s five Independent Directors, serves this function. The Board has adopted a formal written policy regarding the nomination process and such related matters as may be required under the federal securities laws. Under the nominating policy, the Governance Committee, meeting in executive session, is responsible for identifying, evaluating, and recommending individuals qualified to be appointed to the Board or to stand for election to the Board at a meeting of the stockholders.
In evaluating candidates for nomination to the Board, the Governance Committee is to take into account the applicable requirements for directors under the Nasdaq Global Market® rules as well as the standards for serving on the Audit Committee under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”). The Governance Committee may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience. The Governance Committee may (but is not required to) consider candidates suggested by management or other members of the Board.

Generally, the Governance Committee will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The Governance Committee will also evaluate whether a candidate’s skills and experience are complementary to the existing Board members’ skills and experience as well as the Board’s need for operational, management, financial, international, technological or other expertise. The Governance Committee will interview candidates who meet the criteria and make their recommendation to the Board of Directors. The Board of Directors will then select nominees that they believe best suit the Board’s needs.
The Governance Committee will consider qualified candidates for director nominees suggested by stockholders. Stockholders can suggest qualified candidates for director nominees by writing to the Company’s Corporate Secretary, Philip J. Downey, at 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603. Submissions that are received that meet the criteria described above will be forwarded to the Governance Committee for further review and consideration. The Governance Committee does not intend to evaluate candidates proposed by stockholders any differently than other candidates.
Directors’ Meetings and Committees
The Board of Directors held six meetings during 2006.
The Board of Directors has an Audit Committee, presently composed of Messrs. Luterman, Caldiero and Zoph and Ms. Kruger, which monitors the Company’s financial reporting process and internal control systems. Each member of the Audit Committee is financially literate and an “independent director” under the Nasdaq Global Market® rules and meets the other independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee’s responsibilities are included in its written charter, which was attached to last year’s proxy. The Audit Committee met five times during 2006. The Company has at least one audit committee financial expert, as that term is used in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Luterman has been identified as the audit committee financial expert and will retain such designation through the end of his term as a Director.
The Board of Directors has a Compensation Committee presently composed of Messrs. Caldiero and Luterman, Ms. Kruger and Ms. DCamp. The Compensation Committee does not have a written charter. As delegated by the Board of Directors, the Compensation Committee’s responsibilities include the evaluation and approval of stock-based compensation grants and executive compensation. Each member of the Compensation Committee is an “independent director” under the Nasdaq Global Market® rules. The Compensation Committee met five times during 2006.
In 2006, no Director attended less than 75% of all of the combined total meetings of the Board and the committees on which they served during the year, with the exception of Mr. Silva-Craig who was only appointed to the Board on December 15, 2006 and therefore could not have attended any of the 2006 meetings. The Company encourages, but does not require, its Directors to attend the annual meeting of stockholders. Last year, all of the Company’s then Directors, other than former Director Stephen Oresman, attended the annual meeting of stockholders.

Code of Ethics
The Company has a Code of Ethics that applies to all Company employees, including its Chief Executive Officer, Chief Financial Officer, as well as members of the Board of Directors. The Code of Ethics is available free of charge on the Company’s website at www.techsol.com. The Company will post any changes to the Code of Ethics on its website.
Director Compensation
Annual compensation for those Directors who are not employees of the Company (“Outside Directors”) is $25,000, plus reimbursement of expenses incurred in attending meetings. Board Committee Chairpersons receive an additional annual payment of $3,000. Each Outside Director receives a per-meeting fee of $1,500 for a Board Meeting and $1,000 for a Committee Meeting.
In addition, each Outside Director appointed prior to 2007 holds stock options issued under the Technology Solutions Company 1993 Outside Directors Plan, as amended (the “1993 Plan”), and/or the Technology Solutions Company 1996 Stock Incentive Plan, as amended (the “1996 Plan”). In 2006, each Outside Director received an additional grant of 10,000 stock options under the 1996 Plan. Each stock option granted to an Outside Director under the 1996 Plan will become exercisable, depending on the time at which it was originally granted, either (i) in thirty-six equal monthly installments, commencing on the last day of the calendar month immediately following the month the option is granted or (ii) in one installment of one-third of the shares on the one-year anniversary of the option grant date followed by equal monthly installments of the remaining options over the following 24 months, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date. Both the 1993 Plan and the 1996 Plan have now expired and no new options will be issued thereunder.
In 2006, Mr. Dill was granted 16,875 restricted stock units (“RSU’s”). These RSU’s will vest in three equal annual installments commencing on the first anniversary of their grant. While the first tranche of RSU’s is guaranteed to vest, subject only to Mr. Dill’s continued affiliation with the Company, the second two tranches will only vest if the Company achieves certain financial performance metrics or if a change of control occurs.
In 2006, Mr. Silva-Craig was granted 125,000 inducement stock options. One third of these inducement options will vest on the first anniversary of the option grant date. Thereafter, the remaining options will vest in equal monthly installments over the next 24 months, subject to certain accelerated vesting provisions set forth in Mr. Silva-Craig’s employment agreement.

The following table sets forth summary information concerning the 2006 compensation of the Directors of the Company for which such disclosure is required.
DIRECTOR COMPENSATION
Change in Pension Value and Fees Earned Nonqualified or Non-Equity Deferred Paid in Stock Option Incentive Plan Compen- All Other Cash Awards Awards Compensation sation Compensation Total Name ($) ($) ($)(1) ($) Earnings ($) ($) Raymond P. Caldiero $47,000 $26,916 $73,916 Paula Kruger $42,000 $23,097 $65,097 Gerald Luterman $42,500 $30,134 $72,634 Stephen B. Oresman(2) $ 8,997 $ 5,344 $44,071(3) $58,412 John R. Purcell(4) $39,000 $33,829 $72,829

(1)
The amounts in this column represent the compensation cost of options granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2006.

(2)	Mr. Oresman declined to stand for re-election as a Director at the Company’s 2006 Annual Meeting.

(3)	“All Other Compensation” for Stephen B. Oresman represents salary continuance paid to him pursuant to his Employment Agreement upon his termination of employment with the Company in 2005.

(4)	Mr. Purcell resigned as a Director, effective February 21, 2007.
INDEPENDENT AUDITORS
Grant Thornton LLP (“Grant Thornton”) served as the Company’s independent auditors for 2006. Representatives of Grant Thornton are expected to attend the Annual Meeting and will be available to respond to appropriate questions. Grant Thornton’s representatives will also be given the opportunity to make a statement, if they desire to do so.
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has appointed Grant Thornton as the Company’s independent auditors for the fiscal year ending December 31, 2007. Approval of the proposal to ratify the appointment of Grant Thornton requires the affirmative vote of a majority of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon. If the appointment is not ratified, the appointment of other independent auditors will be considered by the Audit Committee. Abstentions will have the same effect as votes against the proposal. Shares not voted by a broker acting as nominee because the broker lacks discretionary authority to vote will be considered as not being in attendance for the vote on the proposal.

The Board of Directors and the Audit Committee unanimously recommend that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of Technology Solutions Company’s Board of Directors is composed of four independent Directors and operates under a written charter duly adopted by the Board of Directors. For 2006, the members of the Audit Committee met the independence and experience requirements of the Nasdaq Global Market®. The members of the Audit Committee are Gerald Luterman, Raymond P. Caldiero, Paula Kruger and Timothy R. Zoph. Among other things, the Audit Committee is responsible for the appointment, compensation and oversight of the Company’s independent auditors.
Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In this context, the Audit Committee has met and held discussions with management and the independent auditors with respect to the Company’s audited financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the year ended December 31, 2006 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, current developments for audit committees in 2006 and any other matters required to be discussed under generally accepted auditing standards. In addition, prior to the filing of the Company’s Form 10-K for the year ended December 31, 2006, the Audit Committee followed the guidance in SEC Financial Release No. 60, Cautionary Advice Regarding Disclosure About Critical Accounting Policies and, accordingly, reviewed the selection, application and disclosure of the critical accounting policies of the Company.
During 2006 and 2005, the Company retained its principal auditors, Grant Thornton LLP, in several capacities:

	2006	2005
Audit fees	$217,800	$150,390
Audit related fees	22,500	10,000
Tax fees	—	—
All other fees	10,236	20,101

Total	$250,536	$180,491

Audit Fees
Audit Fees represent amounts billed in connection with the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of financial statements included in the Company’s Forms 10-Q.
Audit Related Fees
Audit Related Fees represent amounts billed for the audit of the Company’s 401(K) plan in 2006 and 2005 and fees related to goodwill impairment in 2006.
Tax Fees
Tax Fees represent amounts billed for tax services. No tax fees were billed during 2006 or 2005.
All Other Fees
Amounts shown for All Other Fees for 2006 represents amounts billed in connection with the Form S-8 Registration Statement filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the registration of Charter Inducement Option Grants and 2006 Employment Inducement Award Plan; review of the purchase price allocation related to the acquisition of the management consulting business of Charter Consulting, Inc.; and review of the Company’s response to a comment letter from the SEC. Amounts shown for All Other Fees for 2005 represents amounts billed in connection with the audit of the 2004 closing balance sheet prepared in connection with the Company’s acquisition of Zamba Corporation; the Post-Effective Amendment No. 1 to the Form S-8 Registration Statement filed by the Company with the SEC in connection with Zamba Corporation’s Stock Option and Equity Incentive Plans; the Prospectus on Form 424B3 filed by the Company with the SEC; and Form 14D Definitive Proxy Statement filed by the Company with the SEC in connection with the Company’s reverse stock split.
Engagement Policies
All audit and non-audit services provided by our independent auditor are required to be and were approved by the Audit Committee in advance of the services being performed by such auditor.
The Audit Committee has received and reviewed these figures as well as the written disclosures and the letter from the independent public auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent auditors their independence, including consideration of the compatibility of non-audit services with that firm’s independence. Based upon these reviews and discussions, the Audit Committee has affirmed the independence of the Company’s independent auditors for 2006.
Based on the reviews and discussions referred to above, and relying thereon, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC.

The foregoing report has been furnished by the members of the Audit Committee as set forth below:
Gerald Luterman, Audit Committee Chairman
Raymond P. Caldiero
Paula Kruger
Timothy R. Zoph
EXECUTIVE OFFICERS OF THE COMPANY
The executive officers of TSC are as follows:

Milton G. Silva-Craig	President and Chief Executive Officer
Carl F. Dill, Jr.	Chairman of the Board
Philip J. Downey	Vice President — General Counsel and Corporate Secretary
Sandor Grosz	Vice President and Chief Financial Officer
Milton G. Silva-Craig, age 39 has been a Director of the Company, as well as the Company’s President and Chief Executive Officer, since December 2006. Prior to joining the Company, Mr. Silva-Craig served as President from June 2004 to March 2006 and Chief Operating Officer from March 2001 to March 2006 of Emageon, Inc., a leading provider of multi-specialty tools for physicians and healthcare professionals. Prior to joining Emageon, Mr. Silva-Craig served at General Electric from 1993 to 2001, running business units in e-Commerce, ASP hosting and digital imaging
Carl F. Dill, Jr., age 61, has been Chairman of the Board of the Company since December 2005. He served as Acting Chief Executive Officer of the Company from December 2005 until December 2006. He served as Lead Director of the Company from May 2005 until December 2005. He has been a Director of the Company since July 2001. Since June 2001, he has served as a strategic advisor to a number of high-tech and consulting businesses. From 1998 until 2001, he served as Vice President and Chief Information Officer of Time Warner, Inc. Mr. Dill served from 1982 until 1998 as Senior Vice President and Chief Information Officer for McDonald’s Corporation. He is also a Director of ThoughtWorks, Inc. and an advisory board member for Arxan Technologies, Inc.
Philip J. Downey, age 55, has been Vice President — General Counsel and Corporate Secretary of the Company since October 2004. Mr. Downey joined the Company in December 1997 as Director of Taxes and was promoted to Vice President Tax and Tax Counsel in January 2000. Prior to joining the Company, he had over 24 years of tax and law experience, including Chief Operating Officer at Empire Carpet, Director of International Taxes for Quaker Oats, and five years with the Internal Revenue Service. He is a member of the Illinois Bar and a Certified Public Accountant.
Sandor Grosz, age 51, has been Vice President and Chief Financial Officer of the Company since October 2004. Mr. Grosz joined the Company in March 1997 as International Controller and was promoted to the role of Corporate Controller in December 1997. From 1988 to 1997, he was Vice President of Finance for Management Consulting Group PLC, an international consulting firm. His prior experience includes public accounting and litigation support consulting, most recently as a Senior Audit Manager with KPMG Peat Marwick. He is a Certified Public Accountant.

Agreements with Executive Officers
The Company has entered into an employment agreement with Mr. Milton G. Silva-Craig to serve as its President and Chief Executive Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 30 days written notice. If Mr. Silva-Craig’s employment is terminated by the Company, he will be entitled to receive: (i) his salary and health insurance benefits for a one-year period following the termination; (ii) a one-time termination payment equal to 50 percent of his annual base salary and (iii) immediate vesting of all of his then outstanding stock options. If following a change in control of the Company, Mr. Silva-Craig’s employment is terminated for any reason or he resigns within 90 days, he will be entitled to receive: (i) his salary and health insurance benefits for a one-year period following the date of resignation or termination; (ii) a one-time termination payment equal to 50 percent of his annual base salary; and (iii) immediate vesting of all of his then unvested stock options. If Mr. Silva-Craig chooses to relocate to Chicago, Illinois within 24 months of the date of his employment agreement, the Company will reimburse him, on a grossed-up basis, for his moving expenses. Additionally, if he sells his home in Birmingham, Alabama in connection with the move to Chicago, the Company will reimburse him, on a grossed-up basis, for certain associated sales commissions and closing costs. In connection with his employment, Mr. Silva-Craig received a sign-on bonus of $175,000. Mr. Silva-Craig’s current annual salary is $375,000.
The Company has entered into an employment agreement with Mr. Carl F. Dill, Jr. to serve as its Chairman of the Board. The agreement has a term expiring July 31, 2007, but will automatically renew for subsequent one year terms unless either party gives notice of non-renewal at least 30 days prior to the expiration of the then current term. The agreement can be terminated by either party upon notice to the other. If Mr. Dill’s employment is terminated by the Company, he will be entitled to receive his salary and health insurance benefits for a 30 day period following termination, unless Mr. Dill begins employment with another employer during such 30 day period. Mr. Dill’s current annual salary is $180,000.
The Company has entered into an employment agreement with Mr. Philip J. Downey to serve as its Vice President — General Counsel and Corporate Secretary. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Downey’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon such a termination, Mr. Downey’s options that are not then exercisable will become exercisable. If, following a change in control of the Company, (i) Mr. Downey’s title, position, duties, salary or benefits are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the resignation or termination. Also upon a change in control, Mr. Downey’s options that are not then exercisable will become exercisable. If Mr. Downey’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Downey’s current annual salary is $220,000.

The Company has entered into an employment agreement with Mr. Sandor Grosz to serve as its Vice President and Chief Financial Officer. The agreement does not have a fixed expiration date and may be terminated by either party on 90 days written notice. If Mr. Grosz’s employment is terminated by the Company, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Also upon such a termination, Mr. Grosz’s options that are not then exercisable will become exercisable. If, following a change in control of the Company, (i) Mr. Grosz’s title, position, duties, salary or benefits are diminished and he resigns within 90 days thereafter, or (ii) his employment with the Company is terminated following his refusal to permanently relocate to any location outside of the metropolitan area in which he then resides, he will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the resignation or termination. Also upon a change in control, Mr. Grosz’s options that are not then exercisable will become exercisable. If Mr. Grosz’s employment with the Company is terminated because of his death or disability, he or his designated beneficiary will be entitled to receive his salary, bonus and health insurance benefits for a one-year period following the termination. Mr. Grosz’s current annual salary is $220,000.
The Company entered into an employment agreement with Mr. David Benjamin to serve as its President. Pursuant to that agreement, the Company agreed to pay Mr. Benjamin a salary of $350,000 per year. Mr. Benjamin’s employment with the Company was subsequently terminated, effective November 15, 2006. Pursuant to the termination provision of Mr. Benjamin’s employment agreement, the Company accelerated the vesting of Mr. Benjamin’s then outstanding stock options, will pay Mr. Benjamin’s salary and provide Mr. Benjamin with health insurance benefits until November 15, 2007, and will pay Mr. Benjamin a one-time termination payment of $150,000 on November 15, 2007.
Compensation Committee Interlocks and Insider Participation
Messrs. Caldiero, Luterman and former Director Purcell, and Ms. Kruger served as members of the Compensation Committee of the Board of Directors in 2006. No current member of the Compensation Committee is or was an officer or employee of the Company or any of its subsidiaries. Furthermore, no member of the Compensation Committee has any relationship requiring disclosure under Item 404 of Regulation S-K. Finally, no executive officer of the Company served during 2006 as a director or a member of a compensation committee of any entity that had an executive officer serving as a Director of the Company or a member of the Compensation Committee.
Transactions with Related Persons and the Company’s Approval Policy
In 2006, there were no transactions that required disclosure under Item 404(a) of Regulation S-K. The Company does not generally engage in transactions in which its senior executive officers or directors, any of their immediate family members or any of its 5% stockholders have a material interest. Any proposed transaction involving the above persons would be referred to the Company’s Board of Directors for consideration and approval by the disinterested Directors. Furthermore, the Company’s Code of Ethics, which sets forth standards applicable to all employees, officers and Directors of the Company, generally proscribes transactions that could result in a conflict of interest for the Company.

COMPENSATION DISCUSSION AND ANALYSIS
Overview of Compensation Program
The Compensation Committee has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Compensation Committee ensures that the total compensation paid to the Company’s executive leadership team is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to members of the Company’s executive leadership team, including the actively-employed Named Executive Officers, as defined below, follow customary and reasonable compensation practices for similarly-situated companies.
Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2006, as well as the other individuals included in the “Summary Compensation Table” on page 20, are referred to as the “Named Executive Officers.”
Compensation Philosophy and Objectives
The Compensation Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of increasing stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that the compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of peer companies. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executives, including the Named Executive Officers, should include compensation that rewards performance as measured against established goals.
Role of Executive Officers in Compensation Decisions
The Compensation Committee makes all compensation decisions for the Named Executive Officers. Decisions regarding the non-equity compensation of Company employees, other than the Named Executive Officers, are made by the Chief Executive Officer, subject to pre-approved compensation ranges established by the Compensation Committee.
The Chief Executive Officer annually reviews the performance of each Named Executive Officer (other than the Chief Executive Officer and the Chairman, each of whose performance is reviewed by the Compensation Committee). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and bonus amounts, if any, are presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended salary adjustments or bonuses to Named Executive Officers.

Setting Executive Compensation
Based on the foregoing objectives, the Compensation Committee has structured its annual and long-term incentive-based cash and non-cash executive compensation programs to motivate Named Executive Officers to achieve the business goals set by the Company and to reward the Named Executive Officers for achieving such goals. To effectively structure these programs the Company has sought the advice of compensation experts. Specifically, in 2005 and 2006, the Company engaged Deloitte Consulting LLP to conduct a review of certain of the Company’s base salary, cash bonus and equity incentive programs, including the Named Executive Officers. Additionally, the Company engaged Vedder, Price, Kaufman & Kammholz, P.C. to provide the Company with executive compensation market data and advice. The Company used the advice and data offered by these firms in structuring compensation packages for its Named Executive Officers.
2006 Executive Compensation Components
For the fiscal year ended December 31, 2006, the principal components of compensation for Named Executive Officers were:
•	base salary;

•	performance-based cash incentive compensation;

•	long-term equity incentive compensation;

•	401(k) Plan; and

•	perquisites and other personal benefits.
Base Salary
The Company provides Named Executive Officers and other employees with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on his or her position and responsibility and by using market data.
During its review of base salaries for Named Executive Officers, the Compensation Committee primarily considers:
•	market data provided by members of the Compensation Committee and outside consultants;

•	internal review of the executive’s compensation, both individually and relative to other officers; and

•	individual performance of the Named Executive Officer.
Salary levels are typically considered annually as part of the Company’s performance review process as well as upon a promotion or other change in job responsibility. Merit-based increases to salaries of Named Executive Officers are based on the Compensation Committee’s assessment of the individual’s performance.

Executive Cash and Equity Incentive Compensation
The Company provides cash and stock-based incentive compensation to its Named Executive Officers pursuant to Compensation Governance Guidelines approved by the Compensation Committee on February 27, 2006.
Performance-Based Cash Incentive Compensation
These Compensation Governance Guidelines provide for the calculation of annual cash incentive compensation, subject to Compensation Committee oversight and modification. The Compensation Governance Guidelines include various cash incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities that are established as a percentage of base salary. These targets range from 30% of base salary to 100% of base salary for the Company’s Named Executive Officers.
For fiscal 2006, 50% to 75% of each Named Executive Officers’ potential annual cash incentive compensation award was based upon achievement of corporate financial objectives. The remaining 25% to 50% of an executive’s incentive compensation award was based upon individual performance as measured through the Company’s performance evaluation process. Cash incentive compensation recommendations for Named Executive Officers must be supported by performance evaluations, which define the executive’s achievement against their specific annual objectives. The Company’s Chief Executive sets the individual performance goals for all Named Executive Officers other than the Chairman and himself. The Compensation Committee sets the individual performance goals for the Company’s Chief Executive Officer and Chairman. The Compensation Committee approves all cash incentive bonus payouts for Named Executive Officers.
Under the Company’s current Compensation Governance Guidelines, Named Executive Officers are not eligible for any annual cash incentive compensation unless the Company meets profitability goals approved by the Compensation Committee. However, the Company’s Chief Executive Officer may request approval of the Compensation Committee for discretionary individual cash incentive bonus awards for Named Executive Officers who exceed individual expectations in a year in which the Company does not meet profitability goals. For 2006, the Company’s Named Executive Officers were granted an aggregate total of $55,000 in annual cash incentive bonuses.
Long-Term Equity Incentive Compensation
In September 2006, the stockholder-approved 1996 Plan expired, leaving the Company with no ready mechanism to provide its key employees with stock-based compensation. In 2006, in anticipation of the expiration of the 1996 Plan, the Compensation Committee granted: (i) each independent member of the Board of Directors an option to purchase 10,000 shares of Company common stock at a strike price equal to the closing price of Company common stock on the grant date and (ii) certain of the Company’s Named Executive Officers RSU’s ranging from 14,000 to 16,875 per Named Executive Officer. These grants to Named Executive Officers, totaling 44,875 RSU’s, were intended to further align the interests of the Company’s executives with the interests of the Company and to encourage these key employees to focus on long-term Company performance at a time when no further option or stock grants were possible in the immediate future due to the expiration of the 1996 Plan.

Each of the above-referenced stock option grants will vest over a three-year period as follows: (i) one-third of the options granted will vest on the one-year anniversary of the option grant date and (ii) the remaining options granted will vest in equal monthly installments over the next 24 months, commencing on the last day of the calendar month immediately following the one-year anniversary of the option grant date.
Each of the above-referenced RSU grants will vest over a three-year period at a rate of one-third per year, subject to the following terms:
•	One-third will vest on the one-year anniversary of the grant date so long as the grantee has remained an employee through that date;

•
One-third will vest on the two-year anniversary of the grant date so long as: (i) the grantee has remained an employee through that date and (ii) the company earns positive net income, within the meaning of U.S. Generally Accepted Accounting Principles, for the most recent fiscal year prior to that date; and

•
One-third will vest on the three-year anniversary of the grant date so long as: (i) the grantee has remained an employee through that date and (ii) the company earns positive net income, within the meaning of U.S. Generally Accepted Accounting Principles, for the most recent fiscal year prior to that date.

RSU’s that do not vest because of the failure of a condition are forfeited by the grantee and all RSU’s vest upon a defined change of control of the Company. As of the date of this proxy, the Company has no mechanism by which additional RSU’s could be granted to current employees in the future.
Long-Term Equity Incentive Compensation — Inducement Stock Options
On March 15, 2006, the Company acquired the consulting assets of Charter Consulting, Inc. (“Charter”). Subsequently, Charter changed its legal name to CCI Consulting, Inc. In connection with this acquisition, the Company hired substantially all of Charter’s employees. Some of these employees, including Charter’s Chief Executive Officer, David Benjamin, were granted inducement stock options at the time that they were hired.
On November 9, 2006, the Board of Directors approved the Technology Solutions Company 2006 Employment Inducement Award Plan (the “Inducement Option Plan”). The Inducement Option Plan allows the Company to offer inducement stock options to prospective new employees to induce them to accept employment with the Company. In 2006, three new employees were awarded a total of 159,000 inducement stock options, with the largest single award of 125,000 inducement stock options being granted to the Company’s Chief Executive Officer, Milton Silva-Craig. The Compensation Committee approves all inducement stock option grants.

Inducement stock option grants are used for the following purposes:
•
to align the interests of the Company’s stockholders and the recipients of awards under the Inducement Option Plan by increasing the participation of such recipients in the Company’s growth and success;

•	to advance the interests of the Company by providing a material inducement for the best available employees to join the Company; and

•	to motivate such persons to act in the long-term best interests of the Company’s stockholders.
Options are awarded at the closing price of the Company’s Common Stock on the Nasdaq Global Market® on the date of the grant. The Compensation Committee has never granted inducement stock options with an exercise price that is less than the closing price of the Company’s Common Stock on the grant date or which are priced on a date other than the grant date.
Absent a provision in an option recipient’s employment agreement to the contrary, inducement stock options granted by the Compensation Committee vest at a rate of one-third on the first anniversary of the option grant date and the remaining options will vest in equal monthly installments over the next 24 months thereafter. Vesting and exercise rights cease upon termination of employment except in the case of death (subject to a one year limitation), disability or retirement. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.
401(k) Plan, Perquisites and Other Personal Benefits
401(k) Plan
All Company employees, including the Named Executive Officers, are eligible to participate in the Company’s 401(k) plan. The 401(k) plan is a retirement savings plan pursuant to which all employees, including the Named Executive Officers, are able to contribute a portion of their annual salary up to a limit prescribed by the Internal Revenue Service on a before-tax basis. The Company will match each employee’s contribution up to 50% of the lesser of (i) the employee’s annual 401(k) contribution or (ii) the first 6% of the employee’s eligible compensation as adjusted for statutory limits. All employee contributions to the 401(k) Plan are fully-vested upon contribution. All Company matching funds are vested after three years of service with the Company.
Perquisites and Other Personal Benefits
The Company provides Named Executive Officers with de minimis perquisites, such as paid parking, that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

Each Named Executive Officer has a written employment agreement. Each of these agreements provides for certain payments to be made by the Company and, in some cases, for stock option vesting acceleration in the event of the Named Executive Officer’s death, disability or termination. Some of these agreements provide for other de minimis perquisites. These employment agreement provisions differ among the Named Executive Officers and should be reviewed individually. All employment agreement provisions providing for such benefits or perquisites to Named Executive Officers are set forth in detail under the heading “Agreements with Executive Officers” on page 11.
The Company has entered into Change of Control and Severance Agreements with certain key employees, including each of the Named Executive Officers. These Change of Control and Severance Agreements are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the Named Executive Officers is provided under the heading “Agreements with Executive Officers” on page 11.
Tax and Accounting Implications
Deductibility of Executive Compensation
As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid under incentive compensation plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Compensation Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers. In this regard, for fiscal 2006, none of the Named Executive Officers received total compensation in excess of $1,000,000.
Accounting for Stock-Based Compensation
Beginning on January 1, 2006, the Company began accounting for stock-based payments, including: (i) stock options and restricted stock units granted under its shareholder-approved Stock Incentive and Stock Option Plan, (ii) Charter Inducement Option Grants; and (iii) stock options granted under the 2006 Employment Inducement Award Plan, in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment.”

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Raymond P. Caldiero, Compensation Committee Chairman
Kathryn A. DCamp
Paula Kruger
Gerald Luterman

EXECUTIVE OFFICER COMPENSATION
The following table sets forth summary information concerning the compensation during the periods indicated of those executive officers of the Company for which such disclosure is required (collectively, the “Named Executive Officers”).
SUMMARY COMPENSATION TABLE
Change in Pension Value and Non- Nonquali- Equity fied Incentive Deferred Plan Compen- All Compen- sation Other Name and Principal Salary Bonus Stock Awards Option Awards sation Earnings Compen-sation Total Position Year ($) ($) ($)(1) ($)(2) ($) ($) ($) ($) Carl F. Dill Jr. Chairman 2006 $360,000 $ 25,000(3) $41,580 $ 13,827(4) $440,407 Milton G. Silva-Craig President and CEO 2006 $ 30,048 $175,000(5) $ 11,316 $216,364 David B. Benjamin Former President 2006 $218,750 $ 14,600(6) $181,017(7) $43,750(8) $458,117 Sandor Grosz Vice President and Chief Financial Officer 2006 $218,333 $ 15,000(9) $34,496 $ 6,550(10) $274,379 Philip J. Downey Vice President — General Counsel and Corporate Secretary 2006 $218,333 $ 15,000(11) $34,496 $ 6,550(12) $274,379

(1)
The amounts in this column represent the compensation cost of stock awards granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2006.

(2)
The amounts in this column represent the compensation cost of options granted, which are calculated and expensed by the Company in accordance with Statement of Financial Accounting Standard No. 123(R) for the fiscal year ended December 31, 2006.

(3)	Annual incentive compensation bonus paid to Mr. Dill in connection with his individual performance in 2006.

(4)	Option awards for Mr. Dill represent stock options granted to him for service as a Director in 2003.

(5)	Sign-On Bonus paid to Mr. Silva-Craig pursuant to his Employment Agreement.

(6)	Bonus for Mr. Benjamin paid pursuant to his Employment Agreement.

(7)	Pursuant to his Employment Agreement, all stock options for Mr. Benjamin vested upon his termination.

(8)	“All Other Compensation” for Mr. Benjamin represents salary continuance paid to him pursuant to his Employment Agreement upon his termination of employment with the Company.

(9)	Annual incentive compensation bonus paid to Mr. Grosz in connection with his individual performance in 2006.

(10)	“All Other Compensation” for Mr. Grosz represents the 401(k) match for 2006 (paid in 2007).

(11)	Annual incentive compensation bonus paid to Mr. Downey in connection with his individual performance in 2006.

(12)	“All Other Compensation” for Mr. Downey represents the 401(k) match for 2006 (paid in 2007).

The following table sets forth summary information concerning grants of equity awards during the fiscal year for those Named Executive Officers of the Company for which such disclosure is required.
GRANTS OF PLAN-BASED AWARDS
All All Other Other Option Stock Awards: Awards: Number Number of of Securities Shares Under- Grant Date Fair of Stock lying Exercise or Base Value of Stock and Grant Estimated Future Payouts Under Estimated Future Payouts Under of Units Options Price of Option Option Awards Name Date Non-Equity Incentive Plan Awards Equity Incentive Plan Awards (#) (#) Awards ($/Sh) ($) Thresh- Maxi- Thresh- Maxi- old Target mum old Target mum ($) ($) ($) ($) ($) ($) Carl F. Dill Jr. Mar. 15, 2006 16,875(1) $156,769 Milton G. 125,000 (2) Silva-Craig Dec. 4, 2006 $6.67 $458,907 David B. Benjamin Apr. 3, 2006 35,000(3) $9.19 $181,017 Sandor Grosz Mar. 15, 2006 14,000(1) $130,060 Philip J. Downey Mar. 15, 2006 14,000(1) $130,060

(1)	Consists of restricted stock units granted pursuant to the Company’s1996 Stock Incentive Plan, as amended .

(2)	Consists of inducement stock options granted pursuant to the Company’s 2006 Employment Inducement Award Plan.

(3)	Consists of inducement stock options granted as part of the Charter Inducement Option Grants.

The following table sets forth summary information concerning the outstanding equity awards as of fiscal year end for those Named Executive Officers of the Company for which such disclosure is required.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name Option Awards Stock Awards Number Number Equity Option Option Number Market Equity Equity of of Incentive Exercise Expiration of Shares Value of Incentive Incentive Securities Securities Plan Price Date or Units Shares of Plan Plan Underlying Underlying Awards: ($) —— of Stock Units of Awards: Awards: Unexercised Unexer-cised Number —— That Have Stock Number Market or Options Options of Not Vested That Have of Payout (#) (#) Securities (#) Not Unearned Value Exercisable Unexer-cisable Under-lying —— Vested (1) Shares, of —— —— Unexer-cised ($) Units or Unearned Unearned —— Other Shares, Options Rights Units or (#) That Have Other —— Not Vested Rights (#) That Have —— Not Vested ($) 2,025 $ 35.80 Jul. 26, 2010 Carl F. Dill, Jr 5,000 $ 20.00 Aug. 1, 2013 16,875 $116,269 Milton G. Silva-Craig 125,000 $ 6.67 Dec. 4, 2016 David B. Benjamin 35,000 (2) $ 9.19 Feb. 15, 2007 150 $ 35.95 Sep. 4, 2008 450 $ 35.95 Sep. 4, 2008 3,025 $ 29.75 Jun. 22, 2009 500 $108.80 Jun. 28, 2010 125 $ 39.80 Jan. 31, 2012 125 $ 19.40 Feb. 4, 2013 2,000 $ 20.00 Aug. 1, 2013 Sandor Grosz 2,500 $ 22.40 Feb. 8, 2015 14,000 $ 96,460 3,025 $ 29.75 Jun. 22, 2009 500 $108.80 Jun. 28, 2010 125 $ 39.80 Jan. 31, 2012 125 $ 19.40 Feb. 4, 2013 2,000 $ 20.00 Aug. 1, 2013 Philip J. Downey 2,500 $ 22.40 Feb. 8, 2015 14,000 $ 96,460

(1)	Based on closing market price of Company common stock on December 29, 2006.

(2)	As a result of Mr. Benjamin’s termination in November 2006, these options were cancelled on February 15, 2007, in accordance with the terms of his option agreement.
The following table sets forth summary information concerning the exercise of options and the vesting of stock as of fiscal year end for those Named Executive Officers of the Company for which such disclosure is required.
OPTION EXERCISES AND STOCK VESTED
Name Option Awards Stock Awards Number of Shares Value Realized Number of Shares Value Realized Acquired on Exercise on Exercise Acquired on Vesting on Vesting (#) ($) (#) ($) None None Not applicable Not applicable None

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
The following table sets forth information as of March 19, 2007 concerning the beneficial ownership of Common Stock for each director, named executive officer and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable.

	Number		% of Total
	of		Outstanding
	Shares(1)		Shares
Director
Raymond P. Caldiero	12,633		*
Kathryn A. DCamp	0		*
Paula Kruger	4,852		*
Gerald Luterman	10,408		*
Timothy R. Zoph	0		*
Named Executive Officers
Milton G. Silva-Craig	14,165		*
Carl F. Dill, Jr.	19,650		*
Philip J. Downey	13,410		*
Sandor Grosz	12,918		*
David B. Benjamin	151,025	(2)	5.8
All directors and named executive officers as a group (10 persons)	239,061		9.2

*	less than one percent

(1)
Includes shares that may be acquired under options which are currently exercisable or which will be exercisable within 60 days in the following amounts: Mr. Caldiero, 12,383 shares; Mr. Dill, 7,025 shares; Ms. Kruger 4,852; Mr. Luterman, 10,358 shares; Mr. Downey 8,275 shares; Mr. Grosz 8,875 shares; and directors and Named Executive Officers as a group, 51,768 shares.

(2)	Shares beneficially owned by Mr. Benjamin by virtue of his control of CCI Consulting, Inc.

ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES
The following table is based primarily on a review of reports on Schedule 13G and 13D filed with the SEC prior to March 1, 2007 and sets forth those holders of Common Stock known to the Company to beneficially own more than five percent of the Company’s Common Stock. As of March 19, 2007, there were 2,540,291 shares of the Company’s Common Stock outstanding.

Name and Address	Number of		Percent
of Beneficial Owner	Shares Owned		of Class
State of Wisconsin Investment Board P.O. Box 7842 Madison, WI 53707	387,150	(1)	15.2%
Lloyd I. Miller, III 4550 Gordon Drive Naples, FL 34102	364,883	(2)	14.4%
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	153,058	(3)	6.0%
CCI Consulting, Inc. One IBM Plaza 330 North Wabash Ave. Suite 3100 Chicago , Illinois 60611	151,025	(4)	5.9%
Michael T. Tokarz 287 Bowman Purchase, NY 10577	145,667	(5)	5.7%

(1)
Based on the most recent report on Schedule 13G, filed on February 13, 2007, the State of Wisconsin Investment Board represented that it has sole voting power and sole dispositive power with respect to 387,150 shares.

(2)
Based on the most recent report on Schedule 13G, filed on February 8, 2007, Lloyd I. Miller, III represented that has he has sole voting power and dispositive power with respect to 313,467 shares as: (i) the manager of a limited liability company that is the general partner of a certain limited partnership, (ii) the trustee to a grantor retained annuity trust and (iii) an individual. Mr. Miller reporting person has shared voting and dispositive power with respect to 51,416 of the reported securities as an investment advisor to the trustee of a certain family trust.

(3)
Based on the most recent report on Schedule 13G, filed on February 13, 2007, the Dimensional Fund Advisors LP as investment manager to certain funds, which have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional disclaims beneficial ownership of all such securities.

(4)
Based on the most recent report on Schedule 13G, filed on May 5, 2006, CCI Consulting, Inc., formerly, Charter Consulting, Inc., represented that it has sole voting and dispositive power with respect to 151,025 shares.

(5)
Based on the most recent report on Schedule 13G, filed on February 9, 2006, Mr. Tokarz represented that he has sole voting power and dispositive power with respect to 143,942 shares and shared voting and dispositive power with respect to 1,725 shares.

SECURITIES AUTHORIZED FOR ISSUANCE
UNDER EQUITY COMPENSATION PLANS
The following table sets forth information as of December 31, 2006 concerning securities that are authorized under the Company’s equity compensation plans.

					(c )
					Number of
					securities
					remaining available
					for future issuance
	(a)		(b)		under equity
	Number of securities		Weighted-average		compensation plans
	to be issued upon		exercise price of		(excluding
	exercise of		outstanding		securities
	outstanding options,		options, warrants		reflected in column
Plan Category	warrants and rights		and rights		(a))
Equity compensation plans approved by security holders	466,870	(1)	$20.61	(2)	None
Equity compensation plans not approved by security holders	335,374	(3)	$12.35		216,000

Total	802,244		$16.17		216,000

(1)	Consists of 287,870 options and 179,000 restricted stock units.

(2)	Represents weighted-average exercise price of options only.

(3)
Consists of 21,432 shares subject to options assumed by the Company in connection with its acquisition of Zamba Corporation and 9,942 shares subject to warrants assumed by the Company in connection with that acquisition.; 145,000 inducement options granted to certain senior employees of Charter Consulting, Inc. as an inducement to accept employment with the Company, following the Company’s acquisition of the management consulting business of Charter Consulting, Inc.; and 159,000 inducement options granted under the Company’s 2006 Employment Inducement Award Plan to certain individuals as an inducement to accept employment with the Company

STOCKHOLDER PROPOSALS
In order for a stockholder proposal or nomination to be properly presented at the Company’s 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”), the stockholder proponent must comply with the relevant notice requirements contained in the Company’s By-Laws. These requirements relate to both the timing and content of the notice. To be timely, a stockholder proposal or nomination intended to be brought before the 2008 Annual Meeting must be received by the Company on or after January 11, 2008 and on or prior to February 10, 2008. All proposals and nominations should be directed to the Secretary of the Company.
In addition, any stockholder proposal that is intended to be included in the Company’s Proxy Statement for the 2008 Annual Meeting must comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting any such proposal to the Company for inclusion in its Proxy Statement for the 2008 Annual Meeting is December 12, 2007.
If a stockholder proposal is properly presented at the 2008 Annual Meeting in accordance with the requirements described above and is not included as an agenda item in the Company’s Proxy Statement for that meeting, the designated proxy holders will be permitted to exercise discretionary voting authority with respect to that proposal if, in the Proxy Statement, the Company advises stockholders of the nature of the proposal and how the proxy holders intend to vote. Nevertheless, the proxy holders will not have discretionary voting authority if the stockholder proponent satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10 percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company has determined that all Reporting Persons complied with all filing requirements applicable to them in 2006.
ANNUAL REPORT TO STOCKHOLDERS
A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, without exhibits, accompanies this Proxy Statement. Financial inquiries should be directed to Sandor Grosz, Vice President and Chief Financial Officer, Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, telephone (312) 228-4500.
STOCKHOLDERS SHARING THE SAME ADDRESS
To reduce the expenses of delivering duplicate proxy materials, we are taking advantage of the Securities and Exchange Commission’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share the same address, unless otherwise requested. Any record stockholder, who shares an address with another record stockholder and who has received only one set of proxy materials, may receive a separate copy of these materials, without charge, upon written request addressed to Philip J. Downey, Vice President — General Counsel and Corporate Secretary, Technology Solutions Company, 55 East Monroe Street, Suite 2600, Chicago, Illinois 60603, telephone (312) 228-4500.
OTHER BUSINESS
The Board of Directors knows of no other stockholder proposals to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION
Stock Listing
The Nasdaq Global Market®
Stock Symbol
TSCC
Transfer Agent and Registrar
Mellon Investor Services LLC
200 West Monroe, Suite 1590
Chicago, IL 60606
Independent Auditors
Grant Thornton LLP
Chicago, IL

PROXY
TECHNOLOGY SOLUTIONS COMPANY
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of Technology Solutions Company (the “Company”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Carl F. Dill, Jr. and Philip J. Downey, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held at the offices of Makovsky & Company, Inc., located at 575 Lexington Avenue, 15th Floor, New York, NY 10022 on May 10, 2007, starting at 8:15 a.m., New York time and at any adjournment thereof, as indicated on the reverse side.
(Please date and sign on reverse side)
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE
You can now access your Technology Solutions Company account online.
Access your Technology Solutions Company stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Technology Solutions Company, now makes it easy and convenient to get current information on your stockholder account.
• View account status
• View certificate history
• View book-entry information
• View payment history for dividends
• Make address changes
• Obtain a duplicate 1099 tax form
• Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC
****TRY IT OUT****
www.melloninvestor.com/isd/
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER:                                           1-800-370-1163

This Proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for all of the nominees listed in Proposal 1 and in favor of the ratification set forth in Proposal 2.
Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.	The election of Directors:

Nominees:	FOR	WITHHOLD AUTHORITY for the marked nominee(s)
01 Raymond P. Caldiero
02 Kathryn A. DCamp	☐	☐
03 Carl F. Dill, Jr.
04 Paula Kruger
05 Milton G. Silva-Craig
06 Timothy R. Zoph
INSTRUCTIONS: To withhold authority to vote for any nominee, strike through the nominee’s name.

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.	☐	☐	☐

3.	As such proxies may in their discretion determine upon such other matters as may properly come before the meeting or any adjournment thereof.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU ON THIS CARD. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND IN FAVOR OF THE RATIFICATION SET FORTH IN PROPOSAL 2. IF OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.
You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.
When signing the proxy, please take care to have the signature conform to the stockholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

Dated:	, 2007

Signature

Signature if held jointly

FOLD AND DETACH HERE
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
INTERNET
http://www.proxyvoting.com/tscc
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1 -866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.